THE HENNESSY
                               MUTUAL FUNDS, INC.

                                 ANNUAL REPORT
                               SEPTEMBER 30, 2002

                          (HENNESSY MUTUAL FUNDS LOGO)

                                    Hennessy
                                  Mutual Funds

                        THE HENNESSY MUTUAL FUNDS, INC.
                              The Courtyard Square
                          750 Grant Avenue, Suite 100
                            Novato, California 94945
                                 (415) 899-1555
                                 (800) 966-4354
                      Email: fundsinfo@hennessy-funds.com
                     Webpage: http://www.hennessy-funds.com
                          Hennessy Cornerstone Growth
                               Fund Symbol: HFCGX
                           Hennessy Cornerstone Value
                               Fund Symbol: HFCVX

                        THE HENNESSY MUTUAL FUNDS, INC.

                                                                    October 2002

Dear Shareholder:

During the past twelve months the financial markets have maneuvered with an air of uncertainty, but we have recently seen a glimmer of hope. The early part of the year, investors were coming to terms with a world shaken by terrorism. As the year continued, investors had to come to terms with the prospects of a war with Iraq, a slumping economy, and the Enron and WorldCom calamities. Now we have to face earnings season. While some companies are beating earnings expectations, some are missing estimates by as little as a penny. In the current market atmosphere, as soon as a stock misses its numbers, it is punished. To me, this behavior is irrational and has brought about an excellent buying opportunity. After all, most people will not even stop on the sidewalk to pick up a penny, but if a company misses its earnings estimates by a penny, the price of the stock plummets. I will argue that investors need to look closely at the companies they are investing in instead of relying on analysts' earnings expectations. While research analysts have their rightful place in the schematics of the financial marketplace, we believe that portfolio management by formula is the best ally an investor can have. That is why I am a big fan of disciplined, unemotional investing; you are not subjected to the whims of analysts.

For the fiscal year ending September 30, 2002 the Hennessy Cornerstone Growth Fund returned a positive 4.47% and the Cornerstone Value Fund was down - 16.05%versus the S&P 500 falling over 20%, down 20.49% in the same time period. The financial markets, the growth fund sector, and the value fund sector in particular, experienced sell-offs during the last three months of the fiscal year (July through September 2002) as investors fled volatile equities markets in favor of investments in bonds and cash instruments. Up until that final quarter the Value Fund had held it's own from September 30, 2001 to June 30, 2002, with a positive return of 4.12% and the Growth Fund had returned 20.97% versus the S&P 500 trailing at -3.87%. The Cornerstone strategies screen out thousands of equities on their way to selecting stocks like Tractor Supply Company and Hovnanian Enterprise Inc. in our Cornerstone Growth Fund and Wells Fargo & Company and the Procter & Gamble Company in our Cornerstone Value Fund. As indicated earlier, both of the Hennessy Cornerstone Funds outperformed the
S&P 500 index for the fiscal year.   As always we attribute this performance to
maintaining our specific disciplined investment approaches.

The enclosed annual report of the Hennessy Cornerstone Value and Hennessy Cornerstone Growth Funds provide the Funds' longer-term investment results as compared to the S&P 500 Index market benchmark.

At Hennessy, we remain committed to sticking to our stock selection formulas in all types of markets. I continue to believe that our regimented value-oriented investment strategies will help us produce consistent results over time. Thank you for continuing to choose Hennessy Funds as your investment partner.

Sincerely,

/s/Neil Hennessy

Neil Hennessy
President & Portfolio Manager

As of September 30, 2002, the Hennessy Cornerstone Value Fund's average annual returns for 5 years and since inception are 0.46% and 2.82% respectively. The Hennessy Cornerstone Growth Fund's average annual returns for the same periods are 6.51% and 13.34% respectively. Also in the same periods, the S&P 500 Index returned -1.63% and 2.52% respectively.

Past performance is not an indication of future returns. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance returns assume all dividends and capital gains were reinvested in the Funds. References to specific securities should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments within the semi-annual report for additional portfolio information, including percentages of holdings.

The S&P 500 Index is an unmanaged capitalization-weighted index generally representative of the market for the stocks of large U.S. companies across the broad domestic economy.

The Funds may hold securities of foreign companies, which may involve volatility, as well as political, economic and currency risks.

Quasar Distributors, LLC, Distributor.

For use only when accompanied or preceded by a current prospectus.  11/02

                        HENNESSY CORNERSTONE GROWTH FUND

                  Hennessy                   Lipper Small-Cap
                 Cornerstone      S&P 500      Growth Funds     Russell 2000
   Date          Growth Fund       Index           Index           Index
   ----          -----------       -----           -----           -----
  11/1/96*<F1>     10,000         10,000          10,000           10,000
 12/31/96          10,073         10,560          10,287           10,678
  3/31/97           9,753         10,842           9,061           10,127
  6/30/97          11,864         12,729          10,708           11,764
  9/30/97          15,305         13,684          12,504           13,510
 12/31/97          13,229         14,080          11,442           13,051
  3/31/98          15,000         16,041          12,734           14,397
  6/30/98          15,498         16,570          12,268           13,739
  9/30/98          11,077         14,921           9,342           10,957
 12/31/98          13,716         18,119          11,552           12,744
  3/31/99          12,674         19,023          11,176           12,053
  6/30/99          14,723         20,366          12,769           13,928
  9/30/99          14,306         19,093          13,000           13,047
 12/31/99          18,890         21,934          18,619           15,453
  3/31/00          20,892         22,436          21,953           16,547
  6/30/00          20,892         21,840          20,779           15,921
  9/30/00          22,547         22,051          20,450           16,098
 12/31/00          19,891         20,327          17,082           14,986
  3/31/01          20,078         17,917          13,859           14,011
  6/30/01          21,758         18,966          16,170           16,013
  9/30/01          20,078         16,182          12,123           12,684
 12/31/01          22,307         17,911          14,869           15,358
  3/31/02          24,241         17,961          14,656           15,970
  6/30/02          24,287         15,554          12,679           14,637
  9/30/02          20,974         12,867          10,207           11,504

*<F1>  inception date

Past performance is not predictive of future performance.

This chart assumes an initial gross investment of $10,000 made on 11/1/96 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

S&P 500 INDEX - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

LIPPER SMALL-CAP GROWTH FUNDS INDEX - An unmanaged index which measures the composite performance of the 30 largest "small-cap growth" mutual funds, as categorized by Lipper, Inc.

RUSSELL 2000 INDEX - An unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. Companies, based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

                          AVERAGE ANNUAL TOTAL RETURN
                        PERIODS ENDED SEPTEMBER 30, 2002
                                                                SINCE INCEPTION
                                      ONE YEAR    FIVE YEARS        11/1/96
                                      --------    ----------    ---------------
 Hennessy Cornerstone Growth Fund       4.47%        6.51%          13.34%

                        HENNESSY CORNERSTONE VALUE FUND

                     Hennessy                            Lipper Multi-Cap
                   Cornerstone           S&P 500           Value Funds
   Date             Value Fund            Index               Index
   ----             ----------            -----               -----
  11/1/96*<F2>        10,000              10,000              10,000
 12/31/96             10,028              10,560              10,629
  3/31/97              9,818              10,842              10,809
  6/30/97             10,729              12,729              12,264
  9/30/97             11,521              13,684              13,490
 12/31/97             11,562              14,080              13,490
  3/31/98             12,934              16,041              15,031
  6/30/98             12,253              16,570              14,765
  9/30/98             11,023              14,921              12,520
 12/31/98             12,324              18,119              14,370
  3/31/99             12,519              19,023              14,474
  6/30/99             14,244              20,366              16,184
  9/30/99             12,910              19,093              14,444
 12/31/99             13,065              21,934              15,224
  3/31/00             12,086              22,436              15,259
  6/30/00             12,188              21,840              15,106
  9/30/00             13,078              22,051              15,976
 12/31/00             14,210              20,327              16,691
  3/31/01             14,545              17,917              16,256
  6/30/01             15,949              18,966              17,393
  9/30/01             14,043              16,182              15,011
 12/31/01             15,148              17,911              16,906
  3/31/02             15,451              17,961              17,308
  6/30/02             14,622              15,554              15,498
  9/30/02             11,789              12,867              12,873

*<F2>  inception date

Past performance is not predictive of future performance.

This chart assumes an initial gross investment of $10,000 made on 11/1/96 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

S&P 500 INDEX - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

LIPPER MULTI-CAP VALUE FUNDS INDEX - An unmanaged index which measures the composite performance of the 30 largest "multi-cap value" mutual funds, as categorized by Lipper, Inc.

                          AVERAGE ANNUAL TOTAL RETURN
                        PERIODS ENDED SEPTEMBER 30, 2002
                                                              SINCE INCEPTION
                                    ONE YEAR      FIVE YEARS      11/1/96
                                    --------      ----------  ---------------
 Hennessy Cornerstone Value Fund    -16.05%         0.46%          2.82%

STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2002

                                                                            HENNESSY            HENNESSY
                                                                          CORNERSTONE         CORNERSTONE
                                                                          GROWTH FUND          VALUE FUND
                                                                          -----------          ----------
ASSETS:
Investments, at value (cost $374,684,731 and
  $20,410,798 respectively)(1)<F3>                                       $342,096,209         $15,762,053
Short-term investments of collateral received for securities loaned        37,329,958           1,861,900
Income receivable                                                              61,092              52,992
Receivable for fund shares sold                                             1,233,556               4,455
Receivable for investment securities sold                                          --                   9
Other assets                                                                   48,432              23,232
                                                                         ------------         -----------
     Total Assets                                                         380,769,247          17,704,641
                                                                         ------------         -----------

LIABILITIES:
Collateral for securities loaned                                           37,329,958           1,861,900
Payable to Adviser                                                            212,289              10,180
Payable for fund shares redeemed                                              552,530              19,593
Accrued expenses and other payables                                           310,477              36,984
                                                                         ------------         -----------
     Total Liabilities                                                     38,405,254           1,928,657
                                                                         ------------         -----------
NET ASSETS                                                               $342,363,993         $15,775,984
                                                                         ------------         -----------
                                                                         ------------         -----------

NET ASSETS CONSIST OF:
Capital stock                                                            $360,002,467         $22,963,565
Accumulated undistributed net investment income                                    --             341,662
Accumulated undistributed net realized gain (loss) on investments          14,950,048          (2,880,498)
Unrealized net depreciation on investments                                (32,588,522)         (4,648,745)
                                                                         ------------         -----------
     Total Net Assets                                                    $342,363,993         $15,775,984
                                                                         ------------         -----------
                                                                         ------------         -----------
Shares authorized ($.0001 par value)                                   25,000,000,000      25,000,000,000
Shares issued and outstanding                                              25,275,652           1,762,425
Net asset value, offering price and redemption price per share           $      13.55         $      8.95
                                                                         ------------         -----------
                                                                         ------------         -----------

(1)<F3> Market value of securities on loan $36,597,998 and $1,825,392, respectively.

                     See notes to the financial statements.

STATEMENTS OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2002

                                                                            HENNESSY            HENNESSY
                                                                          CORNERSTONE         CORNERSTONE
                                                                          GROWTH FUND          VALUE FUND
                                                                          -----------          ----------
INVESTMENT INCOME:
Dividend income (net of withholding tax of $0 and $35,860, respectively)  $    664,512        $   694,311
Interest income                                                                175,431              7,364
Securities lending income                                                       34,306              3,839
                                                                          ------------        -----------
       Total investment income                                                 874,249            705,514
                                                                          ------------        -----------

EXPENSES:
Investment advisory fees                                                     1,764,403            147,106
Administration fees                                                            356,094             37,854
Fund accounting fees                                                            30,568             17,956
Custody fees                                                                    47,376              5,293
Federal and state registration fees                                             34,504             19,704
Audit fees                                                                      15,964             14,500
Legal fees                                                                      14,310              1,978
Reports to shareholders                                                         34,174              3,612
Directors' fees and expenses                                                     4,430              4,049
Transfer agent fees and expenses                                               299,901             28,907
Interest expense                                                                    --                127
Other                                                                           20,211              3,237
                                                                          ------------        -----------
       Total expenses                                                        2,621,935            284,323
                                                                          ------------        -----------
NET INVESTMENT INCOME (LOSS)                                                (1,747,686)           421,191
                                                                          ------------        -----------

REALIZED AND UNREALIZED GAINS (LOSSES):
   Net realized gains on investments                                        18,570,496            609,964
   Change in unrealized appreciation (depreciation) on investments         (36,750,049)        (4,014,160)
                                                                          ------------        -----------
       Net loss on investments                                             (18,179,553)        (3,404,196)
                                                                          ------------        -----------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                               $(19,927,239)       $(2,983,005)
                                                                          ------------        -----------
                                                                          ------------        -----------

                     See notes to the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                      HENNESSY CORNERSTONE GROWTH FUND        HENNESSY CORNERSTONE VALUE FUND
                                                      --------------------------------        -------------------------------
                                                          YEAR ENDED SEPTEMBER 30,                YEAR ENDED SEPTEMBER 30,
                                                          2002                2001                2002                2001
                                                          ----                ----                ----                ----
OPERATIONS:
   Net investment income (loss)                      $ (1,747,686)       $   (939,625)        $   421,191         $   443,739
   Net realized gain from security
     transactions                                      18,570,496          10,564,430             609,964             713,146
   Change in unrealized appreciation or
     depreciation on investments                      (36,750,049)        (30,521,417)         (4,014,160)           (240,080)
                                                     ------------        ------------         -----------         -----------
   Net increase (decrease) in net assets
     resulting from operations                        (19,927,239)        (20,896,612)         (2,983,005)            916,805
                                                     ------------        ------------         -----------         -----------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                  --                  --            (466,268)           (240,507)
   From net realized gains from
     security transactions                            (11,188,819)        (32,714,732)                 --                  --
                                                     ------------        ------------         -----------         -----------
   Total distributions                                (11,188,819)        (32,714,732)           (466,268)           (240,507)
                                                     ------------        ------------         -----------         -----------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                          294,063,380          43,726,233           5,517,881          12,308,461
   Shares issued to holders in
     reinvestment of dividends                         10,850,723          31,234,822             447,531             227,635
   Cost of shares redeemed                            (86,948,450)        (48,362,371)         (7,164,436)        (10,269,531)
                                                     ------------        ------------         -----------         -----------
   Net increase (decrease) in net assets
     derived from capital share transactions          217,965,653          26,598,684          (1,199,024)          2,266,565
                                                     ------------        ------------         -----------         -----------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS                                       186,849,595         (27,012,660)         (4,648,297)          2,942,863

NET ASSETS:
   Beginning of year                                  155,514,398         182,527,058          20,424,281          17,481,418
                                                     ------------        ------------         -----------         -----------
   End of year                                       $342,363,993        $155,514,398         $15,775,984         $20,424,281
                                                     ------------        ------------         -----------         -----------
                                                     ------------        ------------         -----------         -----------
UNDISTRIBUTED NET INVESTMENT
     INCOME, END OF YEAR                                       --                  --             341,662             386,739
                                                     ------------        ------------         -----------         -----------
CHANGES IN SHARES OUTSTANDING:
   Shares sold                                         19,354,504           2,952,118             506,523           1,044,816
   Shares issued to holders as
     reinvestment of dividends                            820,160           2,146,723              40,173              20,619
   Shares redeemed                                     (6,025,399)         (3,343,346)           (655,896)           (892,339)
                                                     ------------        ------------         -----------         -----------
   Net increase (decrease) in
     shares outstanding                                14,149,265           1,755,495            (109,200)            173,096
                                                     ------------        ------------         -----------         -----------
                                                     ------------        ------------         -----------         -----------

                     See notes to the financial statements.

FINANCIAL HIGHLIGHTS

                                                                          HENNESSY CORNERSTONE GROWTH FUND
                                                          ----------------------------------------------------------------
                                                                              YEAR ENDED SEPTEMBER 30,
                                                          2002           2001           2000           1999           1998
                                                          ----           ----           ----           ----           ----
PER SHARE DATA:
   Net asset value, beginning of year                    $13.98         $19.48         $12.36         $ 9.57         $15.30
                                                         ------         ------         ------         ------         ------

   Income from investment operations:
       Net investment loss(1)<F4>                         (0.07)         (0.09)         (0.16)         (0.09)         (0.07)
       Net realized and unrealized gain
         (loss) on investments                             0.67          (1.91)          7.28           2.88          (3.88)
                                                         ------         ------         ------         ------         ------
           Total from investment operations                0.60          (2.00)          7.12           2.79          (3.95)
                                                         ------         ------         ------         ------         ------

   Less Distributions:
       From net investment income                            --             --             --             --             --
       From net realized gains                            (1.03)         (3.50)            --             --          (1.78)
                                                         ------         ------         ------         ------         ------
           Total distributions                            (1.03)         (3.50)            --             --          (1.78)
                                                         ------         ------         ------         ------         ------
   Net asset value, end of year                          $13.55         $13.98         $19.48         $12.36         $ 9.57
                                                         ------         ------         ------         ------         ------
                                                         ------         ------         ------         ------         ------
TOTAL RETURN                                              4.47%        -10.95%         57.61%         29.15%        -27.63%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of year (millions)                    $342.4         $155.5         $182.5         $120.8          $80.4
   Ratio of net expenses to average net assets            1.10%          1.11%          1.18%          1.15%          1.16%
   Ratio of net investment loss to
     average net assets                                  -0.73%         -0.60%         -0.90%         -0.84%         -0.86%
   Portfolio turnover rate                               70.33%        103.33%         95.28%        125.19%        119.98%

(1)<F4> Net investment loss per share is calculated using ending balances prior to consideration for adjustments for permanent book and tax differences.

                     See notes to the financial statements.

FINANCIAL HIGHLIGHTS

                                                                          HENNESSY CORNERSTONE VALUE FUND
                                                          ----------------------------------------------------------------
                                                                              YEAR ENDED SEPTEMBER 30,
                                                          2002           2001           2000           1999           1998
                                                          ----           ----           ----           ----           ----
PER SHARE DATA:
   Net asset value, beginning of year                    $10.91         $10.29         $11.90         $10.84         $11.50
                                                         ------         ------         ------         ------         ------

   Income from investment operations:
       Net investment income                               0.25           0.24           0.32           0.33           0.21
       Net realized and unrealized gains
        (losses) on investments                           (1.95)          0.52          (0.18)          1.49          (0.70)
                                                         ------         ------         ------         ------         ------
           Total from investment operations               (1.70)          0.76           0.14           1.82          (0.49)
                                                         ------         ------         ------         ------         ------

   Less Distributions:
       From net investment income                         (0.26)         (0.14)         (0.47)         (0.26)         (0.17)
       From net realized gains                               --             --          (1.28)         (0.50)            --
                                                         ------         ------         ------         ------         ------
           Total distributions                            (0.26)         (0.14)         (1.75)         (0.76)         (0.17)
                                                         ------         ------         ------         ------         ------
   Net asset value, end of year                          $ 8.95         $10.91         $10.29         $11.90         $10.84
                                                         ------         ------         ------         ------         ------
                                                         ------         ------         ------         ------         ------
TOTAL RETURN                                            -16.05%          7.38%          1.30%         17.12%         -4.32%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of year (millions)                     $15.8          $20.4          $17.5          $26.3          $21.9
   Ratio of net expenses to average net assets            1.43%          1.74%          1.85%          1.38%          1.45%
   Ratio of net investment income to
     average net assets                                   2.12%          2.12%          2.36%          2.58%          2.12%
   Portfolio turnover rate                               76.93%         78.01%         86.13%        122.79%         51.56%

                     See notes to the financial statements.

HENNESSY CORNERSTONE GROWTH FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2002

  NUMBER
OF SHARES                                                             VALUE
---------                                                             -----
               COMMON STOCKS -- 96.14%

               AUTOMOTIVE -- 1.63%
   456,600     The Pep Boys-Manny, Moe & Jack                     $  5,593,350
                                                                  ------------

               BUILDING MATERIALS -- 1.56%
   487,100     Apogee Enterprises, Inc.                              5,328,874
                                                                  ------------

               CHEMICALS -- 3.78%
   476,500     Airgas, Inc.*<F5>                                     6,256,445
   474,700     RPM International, Inc.                               6,674,282
                                                                  ------------
                                                                    12,930,727
                                                                  ------------

               COMPUTERS -- 6.60%
   126,500     CDW Computer Centers, Inc.*<F5>                       5,358,540
   509,000     Intergraph Corporation*<F5>                           8,698,810
   324,200     Storage Technology Corporation*<F5>                   3,407,342
 1,089,200     Western Digital Corporation*<F5>                      5,119,240
                                                                  ------------
                                                                    22,583,932
                                                                  ------------

               ENGINEERING & CONSTRUCTION -- 2.26%
   155,600     EMCOR Group, Inc.*<F5>                                7,733,320
                                                                  ------------

               ENTERTAINMENT & LEISURE -- 9.06%
   515,100     Alliance Gaming Corporation*<F5>                      7,963,446
   222,300     Argosy Gaming Company*<F5>                            5,104,008
   337,700     GTECH Holdings Corporation*<F5>                       8,381,714
   506,500     Penn National Gaming, Inc.*<F5>                       9,562,720
                                                                  ------------
                                                                    31,011,888
                                                                  ------------

               FOOD, BEVERAGE & TOBACCO -- 6.13%
   219,100     Dean Foods Company*<F5>                               8,715,798
   321,400     Smithfield Foods, Inc.*<F5>                           5,045,980
   168,700     Whole Foods Market, Inc.*<F5>                         7,227,108
                                                                  ------------
                                                                    20,988,886
                                                                  ------------

               GARDENING -- 3.63%
   390,800     Tractor Supply Company*<F5>                          12,419,624
                                                                  ------------

               HEALTHCARE SERVICES -- 2.24%
   325,400     DaVita, Inc.*<F5>                                     7,679,440
                                                                  ------------

               HOME FURNISHINGS -- 1.92%
   129,400     American Woodmark Corporation                         6,565,756
                                                                  ------------

               HOUSING -- 12.87%
   340,000     D.R. Horton, Inc.                                     6,330,800
   345,200     Hovnanian Enterprises, Inc.*<F5>                     11,667,760
    36,400     NVR, Inc.*<F5>                                       10,913,812
   201,600     The Ryland Group, Inc.                                7,493,472
   193,500     Winnebago Industries, Inc.                            7,649,055
                                                                  ------------
                                                                    44,054,899
                                                                  ------------

               INSURANCE -- 6.41%
   444,800     Ohio Casualty Corporation*<F5>                        7,241,344
   151,100     The Progressive Corporation                           7,650,193
   207,600     W.R. Berkley Corporation                              7,058,400
                                                                  ------------
                                                                    21,949,937
                                                                  ------------

               INTERNET -- 0.88%
   431,900     1-800-FLOWERS.COM, Inc.*<F5>                          3,023,300
                                                                  ------------

               LODGING -- 1.51%
   273,600     Ameristar Casinos, Inc.*<F5>                          5,187,456
                                                                  ------------

               PAPER & FOREST PRODUCTS -- 6.35%
   144,600     Bemis Company, Inc.                                   7,143,240
   396,800     Pactiv Corporation*<F5>                               6,527,360
   283,800     Silgan Holdings Inc.*<F5>                             8,071,272
                                                                  ------------
                                                                    21,741,872
                                                                  ------------

               PHARMACEUTICALS -- 1.78%
   259,700     D & K Healthcare Resources, Inc.                      2,324,315
   399,200     MIM Corporation*<F5>                                  3,772,440
                                                                  ------------
                                                                     6,096,755
                                                                  ------------

               RESTAURANTS -- 5.98%
   291,900     Darden Restaurants, Inc.                              7,075,656
   470,150     Ryan's Family Steak Houses, Inc.*<F5>                 5,721,726
   277,100     YUM! Brands, Inc. *<F5>                               7,678,441
                                                                  ------------
                                                                    20,475,823
                                                                  ------------

               RETAIL -- 17.42%
   572,100     AutoNation, Inc.*<F5>                                 6,590,592
   149,950     Best Buy Co.,  Inc.*<F5>                              3,345,384
   341,000     Circuit City Stores, Inc. - CarMax Group*<F5>         5,473,050
   251,650     Fred's, Inc.                                          7,513,766
   225,900     Michaels Stores, Inc.*<F5>                           10,323,630
   279,000     Regis Corporation                                     7,892,910
   377,100     REX Stores Corporation*<F5>                           3,884,130
   213,900     Ross Stores, Inc.                                     7,623,396
   288,200     Urban Outfitters, Inc.*<F5>                           7,000,378
                                                                  ------------
                                                                    59,647,236
                                                                  ------------

               SOFTWARE -- 2.24%
   376,800     Inter-Tel, Incorporated                               7,667,880
                                                                  ------------

               TEXTILE & APPAREL -- 1.89%
   130,300     Mohawk Industries, Inc.*<F5>                          6,469,395
                                                                  ------------
               TOTAL COMMON STOCKS (Cost $361,738,872)             329,150,350
                                                                  ------------

PRINCIPAL
  AMOUNT
---------
               VARIABLE RATE DEMAND NOTES -- 3.78%
$6,852,379     American Family Financial Services, Inc., 1.4124%     6,852,379
 2,233,823     Wisconsin Corporate Central Credit Union, 1.4806%     2,233,823
 3,859,657     Wisconsin Electric Power Company, 1.4524%             3,859,657
                                                                  ------------
               TOTAL VARIABLE RATE DEMAND NOTES (Cost $12,945,859)  12,945,859
                                                                  ------------
               TOTAL INVESTMENTS -- 99.92% (Cost $374,684,731)     342,096,209
                                                                  ------------
               Other Assets less Liabilities -- 0.08%                  267,784
                                                                  ------------
               NET ASSETS -- 100%                                 $342,363,993
                                                                  ------------
                                                                  ------------

*<F5>  Non-income producing security
#<F6> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2002.

                     See notes to the financial statements.

HENNESSY CORNERSTONE VALUE FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2002

  NUMBER
OF SHARES                                                             VALUE
---------                                                             -----
             COMMON STOCKS -- 97.81%

             AUTO & TRUCK -- 3.55%
    9,400    DaimlerChrysler AG                                    $   314,994
   25,000    Ford Motor Company                                        245,000
                                                                   -----------
                                                                       559,994
                                                                   -----------

             COMMERCIAL BANKS (NON-US) -- 7.22%
   26,350    ABN AMRO Holding NV                                       293,803
    5,000    National Australia Bank Limited                           453,400
   10,300    Westpac Banking Corporation                               391,091
                                                                   -----------
                                                                     1,138,294
                                                                   -----------

             INVESTMENT BANKER/BROKER -- 1.35%
   11,200    J.P. Morgan Chase & Co.                                   212,688
                                                                   -----------

             MONEY CENTER BANKS -- 4.07%
    6,900    HSBC Holdings plc                                         355,212
    9,500    Lloyds TSB Group plc                                      287,375
                                                                   -----------
                                                                       642,587
                                                                   -----------

             SUPER-REGIONAL BANKS-US -- 14.99%
    6,600    Bank of America Corporation                               421,080
   10,800    Bank One Corporation                                      403,920
   11,600    FleetBoston Financial Corporation                         235,828
   14,400    National City Corporation                                 410,832
   13,200    Wachovia Corporation                                      431,508
    9,600    Wells Fargo & Company                                     462,336
                                                                   -----------
                                                                     2,365,504
                                                                   -----------

             FOOD, BEVERAGE & TOBACCO -- 10.58%
   24,700    British American Tobacco plc                              509,808
    9,200    Diageo plc                                                459,172
      106    The J.M. Smucker Company                                    3,890
    9,000    Philip Morris Companies Inc.                              349,200
   19,000    Sara Lee Corporation                                      347,510
                                                                   -----------
                                                                     1,669,580
                                                                   -----------

             CHEMICALS -- 4.22%
   11,800    The Dow Chemical Company                                  322,258
    9,500    E.I. du Pont de Nemours and Company                       342,665
                                                                   -----------
                                                                       664,923
                                                                   -----------

             COSMETIC & SOAP -- 5.35%
   12,500    The Gillette Company                                      370,000
    5,300    The Procter & Gamble Company                              473,714
                                                                   -----------
                                                                       843,714
                                                                   -----------

             INSURANCE -- 6.49%
   16,146    Aegon N.V.                                                152,256
   12,800    The Allstate Corporation                                  455,040
   18,900    Axa                                                       189,000
   16,200    ING Groep N.V.                                            227,448
                                                                   -----------
                                                                     1,023,744
                                                                   -----------

             COMMUNICATIONS & MEDIA -- 0.90%
    6,600    Reuters Group plc                                         142,362
                                                                   -----------

             METAL & MANUFACTURING -- 2.10%
   26,300    Anglo American plc                                        331,380
                                                                   -----------

             DIVERSIFIED -- 1.69%
   12,300    Honeywell International Inc.                              266,418
                                                                   -----------

             OIL & GAS -- 16.01%
    9,100    BP plc                                                    363,090
    4,700    ChevronTexaco Corporation                                 325,475
    6,700    Eni S.p.A.                                                459,821
   10,500    Exxon Mobil Corporation                                   334,950
   28,400    Repsol YPF, SA                                            340,232
    8,500    Royal Dutch Petroleum Company                             341,445
   10,100    Shell Transport & Trading Company plc                     360,772
                                                                   -----------
                                                                     2,525,785
                                                                   -----------

             DRUGS -- 4.93%
    8,200    Bristol-Myers Squibb Company                              195,160
    7,100    Merck & Co. Inc.                                          324,541
   12,100    Schering-Plough Corporation                               257,972
                                                                   -----------
                                                                       777,673
                                                                   -----------

             SAVINGS & LOANS -- 2.57%
   12,900    Washington Mutual, Inc.                                   405,963
                                                                   -----------

             TELECOM EQUIPMENT -- 2.38%
   21,900    Alcatel SA                                                 51,027
   18,300    BCE Inc.                                                  323,910
                                                                   -----------
                                                                       374,937
                                                                   -----------

             TELEPHONE -- 9.41%
   10,400    BellSouth Corporation                                     190,944
   28,000    Cable & Wireless plc                                      151,200
   23,500    Deutsche Telekom AG                                       194,345
   10,400    SBC Communications Inc.                                   209,040
   20,900    Sprint Corporation                                        190,608
   25,800    Telefonica de Argentina S.A. - ADR*<F7>                       258
   11,400    Telefonos de Mexico SA de CV (Telmex)                     320,910
    8,300    Verizon Communications Inc.                               227,752
                                                                   -----------
                                                                     1,485,057
                                                                   -----------
             TOTAL COMMON STOCKS (Cost $20,079,348)                 15,430,603
                                                                   -----------

PRINCIPAL
  AMOUNT
---------
             VARIABLE RATE DEMAND NOTES -- 2.10%
 $211,450    American Family Financial Services, Inc., 1.4124%         211,450
   10,000    Wisconsin Corporate Central Credit Union, 1.4806%          10,000
  110,000    Wisconsin Electric Power Company, 1.4524%                 110,000
                                                                   -----------
             TOTAL VARIABLE RATE DEMAND NOTES (Cost $331,450)          331,450
                                                                   -----------
             TOTAL INVESTMENTS -- 99.91% (Cost $20,410,798)         15,762,053
                                                                   -----------
             Other Assets less Liabilities -- 0.09%                     13,931
                                                                   -----------
             NET ASSETS -- 100%                                    $15,775,984
                                                                   -----------
                                                                   -----------

*<F7>  Non-income producing security.
#<F8> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2002.

                     See notes to the financial statements.

NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 2002

1).  ORGANIZATION

     The Hennessy Mutual Funds, Inc. (the "Company") was organized as a Maryland corporation on May 20, 1996 and consists of two separate series (the "Funds"):
Hennessy Cornerstone Growth Fund (the "Growth Fund"), formerly O'Shaughnessy Cornerstone Growth Fund and Hennessy Cornerstone Value Fund (the "Value Fund"), formerly O'Shaughnessy Cornerstone Value Fund. Both Funds are open-end, diversified management investment companies registered under the Investment Company Act of 1940, as amended. The Funds commenced operations on November 1, 1996.

2).  SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").

a). Investment Valuation - Securities which are traded on a national or recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Exchange-traded securities for which there were no transactions that day and debt securities are valued at the most recent bid prices. Instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis.

b). Federal Income Taxes - Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as "regulated investment companies" and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. The tax character of distributions paid during the fiscal year ended September 30, 2002 was as follows:

                                       GROWTH FUND          VALUE FUND
                                       -----------          ----------
Distributions paid from:
  Ordinary income                      $   739,844           $466,268
  Long-term capital gain                10,448,975                 --
                                       -----------           --------
                                       $11,188,819           $466,268
                                       -----------           --------
                                       -----------           --------

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets. As a result of permanent book-to-tax differences relating to a net operating loss, accumulated net investment loss has been decreased and accumulated undistributed net realized gain has been decreased by $1,747,686 for the Growth Fund. The Funds intend to utilize provisions of the federal income tax laws which allow the Funds to carry realized capital losses forward for eight years following the year of loss and offset such losses against any future realized capital gains. At September 30, 2002, the Value Fund had a capital loss carryforward available for federal income tax purposes of $2,638,056, which will expire September 30, 2007 through September 30, 2009. Additionally, at September 30, 2002, the Value Fund deferred on a tax basis a post-October loss of $108,996.

c). Income and Expenses - Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. The Funds are charged for those expenses that are directly attributable to the portfolio, such as advisory, administration and certain shareowner service fees.

d). Distributions to Shareowners - Dividends from net investment income and net realized capital gains, if any, are declared and paid at least annually.

e). Security Transactions - Investment and shareowner transactions are recorded on the trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f). Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

3).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     Hennessy Advisors, Inc. (the"Manager") is the manager of the Funds. The Manager provides the Funds with investment management services under a Management Agreement. The Manager furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, the Manager is entitled to a monthly fee from each Fund at the annual rate of 0.74% based upon the average daily net assets of the Funds.

     U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Funds' Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the directors; monitors the activities of the Funds' custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds' expenses and reviews the Funds' expense accruals. Fees paid to U.S. Bancorp Fund Services, LLC for the year ended September 30, 2002 were $356,094 and $37,854 for Growth and Value Funds, respectively.

     Quasar Distributors, LLC (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor is an affiliated company of U.S. Bank, N.A.

4).  INVESTMENT TRANSACTIONS

     During the year ended September 30, 2002, purchases and sales of investment securities (excluding short-term investments) were as follows:

                                       GROWTH FUND          VALUE FUND
                                       -----------          ----------
     Purchases                         $364,499,567        $14,879,731
     Sales                             $162,399,282        $15,681,159

     At September 30, 2002, the cost of investments, gross unrealized appreciation and depreciation of investments and distributable income for tax purposes were as follows:

                                       GROWTH FUND          VALUE FUND
                                       -----------          ----------
Cost of Investments                   $374,746,395         $20,544,244
                                      ------------         -----------
Appreciation                            20,787,464             924,159
Depreciation                           (53,437,650)         (5,706,350)
                                      ------------         -----------
Net unrealized
  depreciation                        $(32,650,186)        $(4,782,191)
                                      ------------         -----------
                                      ------------         -----------
Undistributed
  ordinary income                          378,623             341,662
Undistributed long-term
  capital gain                          14,633,089                  --
                                      ------------         -----------
Distributable Income                  $ 15,011,712         $   341,662
                                      ------------         -----------
                                      ------------         -----------

5).  SECURITIES LENDING

     The Funds have entered into a securities lending arrangement with the custodian. Under the terms of the agreement, the custodian is authorized to loan securities on behalf of the Funds to approved brokers against the receipt of cash collateral at least 102% of the value of the securities loaned. The cash collateral is invested by the custodian in a money market pooled account approved by the Adviser. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. The agreement provides that after predetermined rebates to the brokers, the income generated from lending transactions is allocated 60% to the Fund and 40% to the custodian. As of September 30, 2002, the Growth Fund and Value Fund had on loan securities valued at $36,597,998 and $1,825,392, respectively, and collateral of $37,329,958 and $1,861,900, respectively.

6).  LINE OF CREDIT

     The Growth Fund and Value Fund have $2,000,000 and $500,000 lines of credit, respectively, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with its custodian bank, U.S. Bank, N.A. The credit facility requires the payment of a commitment fee equal to 0.10% per annum on the daily unused portion of the credit facility, payable monthly. During the year ended September 30, 2002, Value Fund borrowed on the line of credit on seven days, with average borrowing during that period of $198,902. The interest rate on the outstanding principal amount was the Bank's Prime Rate.

7).  ADDITIONAL DISCLOSURE REGARDING FUND DIRECTORS (UNAUDITED)

                                             TERM OF                                             # OF FUNDS    OTHER
                           POSITION(S)       OFFICE AND                                          IN COMPLEX    DIRECTORSHIPS
                           HELD WITH         LENGTH OF       PRINCIPAL OCCUPATION                OVERSEEN      HELD BY
NAME, AGE AND ADDRESS      THE COMPANY       TIME SERVED     DURING PAST FIVE YEARS              BY DIRECTOR   DIRECTORS
---------------------      -----------       -----------     ----------------------              -----------   -------------

INDEPENDENT DIRECTORS

Robert T. Doyle, 55        Independent       Indefinite      Currently the Sheriff of Marin      4             Director of The
87 Washington St.          Director          Term;           County, California (since 1996)                   Hennessy Funds, Inc.
Novato, CA  94947                            Served since    and has been employed in the
                                             January 1996.   Marin County Sheriff's Office
                                                             in various capacities since 1969.

J. Dennis DeSousa, 66      Independent       Indefinite      Currently a real estate investor;   4             Director of The
340 Singing Brook          Director          Term;           Owner/director, North Bay                         Hennessy Funds, Inc.
Circle                                       Served since    Television, Inc. (1985-1999).
Santa Rosa, CA  95409                        January 1996.

Harry F. Thomas, 55        Independent       Indefinite      Currently a retired business        4             Director of The
50 Shields Lane            Director          Term;           executive; Managing Director                      Hennessy Funds, Inc.
Novato, CA  94945                            Served since    of Emplifi, Inc. (1999-2001);
                                             May 2002.       Vice President and Manager,
                                                             Employee Benefit Trust
                                                             Operation of Wells Fargo Bank
                                                             (1997-1999); and Trust Systems
                                                             Manager and Vice President of
                                                             Wells Fargo Bank since 1992.

INTERESTED DIRECTOR

Neil J. Hennessy, 46       Director,         Indefinite      President of the Manager since 1989;4             Director of The
Hennessy Advisors, Inc.    President         Term;           President and Investment Manager of               Hennessy Funds, Inc.
The Courtyard Square       and Treasurer     Served since    The Hennessy Mutual Funds, Inc.
750 Grant Ave., Ste. 100                     January 1996.   since 1996.
Novato, CA  94945

REPORT OF INDEPENDENT ACCOUNTANTS

The Shareholders and Board of Directors
The Hennessy Mutual Funds, Inc.

We have audited the accompanying statements of assets and liabilities of The Hennessy Mutual Funds, Inc. (comprising, respectively, the Hennessy Cornerstone Growth Fund and the Hennessy Cornerstone Value Fund), collectively referred to as the "Funds", including the schedules of investments as of September 30, 2002, and the related statements of operations for the year then ended, and the statements of changes in net assets, and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights for the three years ended September 30, 2000 were audited by other auditors whose report thereon dated November 13, 2000, expressed an unqualified opinion on these statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Hennessy Cornerstone Growth Fund and the Hennessy Cornerstone Value Fund as of September 30, 2002, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                  /s/KPMG LLP

November 1, 2002
Chicago, Illinois

INVESTMENT ADVISER
   Hennessy Advisors, Inc.
   The Courtyard Square
   750 Grant Avenue, Suite 100
   Novato, CA 94945
   (800) 966-4354

ADMINISTRATOR, TRANSFER AGENT,
DIVIDEND PAYING AGENT & SHAREHOLDER SERVICING AGENT
   U.S. Bancorp Fund Services, LLC
   P.O. Box 701
   Milwaukee, WI 53201-0701
   (800) 261-6950

CUSTODIAN
   U.S. Bank, N.A.
   425 Walnut Street
   Cincinnati, OH  45202

DIRECTORS
   Neil J. Hennessy
   Robert T. Doyle
   J. Dennis DeSousa
   Harry F. Thomas

COUNSEL
   Foley & Lardner
   777 East Wisconsin Avenue
   Milwaukee, WI 53202-5367

INDEPENDENT AUDITORS
   KPMG LLP
   303 East Wacker Drive
   Chicago, IL  60601

DISTRIBUTOR
   Quasar Distributors, LLC
   615 East Michigan Street
   Milwaukee, WI  53202

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.